Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AGREEMENT

     This FIRST AMENDMENT TO PURCHASE AGREEMENT (the “Amendment”) is made this 6th day of May, 2005 by and among Opinion Research Corporation, a Delaware corporation (the “Company”), LLR Equity Partners, L.P., a Delaware limited partnership (“LLR Partners”) and LLR Equity Partners Parallel, L.P., a Delaware limited partnership (“LLR Parallel” and, together with LLR Partners, the “Sellers”).

BACKGROUND

     WHEREAS, the Company and the Sellers have entered into a Purchase Agreement dated March 25, 2005 (the “Purchase Agreement”);

     WHEREAS, Section 1.2(d) of the Purchase Agreement provides that the Purchase Agreement shall terminate if closing thereunder does not occur on or prior to May 13, 2005; and

     WHEREAS, the Company and the Sellers desire to extend the date by which closing must occur under the Purchase Agreement to May 19, 2005 and to amend the Purchase Agreement as otherwise set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Amendment and in the Purchase Agreement, and intending to be legally bound hereby, the parties agree as follows:

     1. Definitions. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     2. Amendment of Section 1.2(d) of the Purchase Agreement. Section 1.2(d) of the Purchase Agreement is hereby amended and restated as follows:

(d) If the Closing does not occur on or prior to May 19, 2005, this Agreement shall terminate and the parties hereto shall have no obligations with respect to this Agreement; provided, however, that the provisions of Sections 6.1 and 7.2 shall survive such termination and shall continue thereafter in full force and effect.

     3. Amendment of Section 6.6 of the Purchase Agreement. Section 6.6 of the Purchase Agreement is hereby amended and restated as follows:

The Company hereby acknowledges and agrees that it shall not consummate a Public Offering or an Offering on or prior to May 20, 2005 without consummating the transactions contemplated hereby within the time periods set forth in Article I of this Agreement.

     4. Governing Law. This Amendment shall be exclusively governed by, construed in accordance with, and interpreted according to the substantive law of the State of Delaware without giving effect to the principles of conflict of laws.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of an original signature shall be deemed to be an original signature.

     6. Effect of Amendment. Except as may be affected by this Amendment, all of the provisions of the Purchase Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment on the date first set forth above.

OPINION RESEARCH CORPORATION

By:	/s/ Kevin P. Croke

	Name:	Kevin P. Croke
	Title:	Executive Vice President and Director of Finance

LLR EQUITY PARTNERS, L.P.

By:	LLR CAPITAL, L.P.
Its General Partner

By:	LLR CAPITAL, L.L.C.
Its General Partner

	By:	/s/ Howard Ross

		Name:	Howard Ross
		Title:	Partner

LLR EQUITY PARTNERS PARALLEL, L.P.

By:	LLR CAPITAL, L.P.
Its General Partner

By:	LLR CAPITAL, L.L.C.
Its General Partner

	By:	/s/ Howard Ross

		Name:	Howard Ross
		Title	: Partner